Income and other taxes	12 Months Ended
Dec. 31, 2024
Disclosure of income tax [Abstract]
Income and other taxes	Income and other taxes
Income tax expense differs from the amount that would result from applying the Canadian federal and provincial income tax rates to earnings from operations before taxes. These differences result from the following items:

	2024	2023
	$	$

(Loss) income from operations before taxes	(309,224)	320,333
Canadian federal and provincial income tax rates	27.00%	27.00%
Income tax expense at statutory rates	(83,490)	86,490

Increase (decrease) attributable to:
Benefit not recorded on impairment losses	227,498	93,772
Change in accruals for tax audits and settlement of income tax and customs assessments (Note 9)	67,352	(951)
Effects of different foreign statutory tax rates	40,141	18,054
Change due to foreign exchange	29,894	(11,430)
Withholding and other taxes	29,423	26,956
Losses and tax bases for which no tax benefit has been recorded	26,479	18,707
Benefit of optional tax incentives	(21,625)	(13,281)
Non-deductible expenditures	11,340	32,029
Change in income tax rates	(8,884)	—
Future withholding tax	(2,699)	29,548
Change in non-taxable portions of gains	807	(2,345)
Amounts under provided for in prior years	1,193	1,196
Income tax expense	317,429	278,745

Current income tax, withholding and other taxes	319,726	290,081
Deferred income tax recovery	(2,297)	(11,336)
Income tax expense	317,429	278,745

Included in current income tax expense for the year ended December 31, 2024, is $26 million (2023 - $36 million), related to the State of Mali's 20% (2023 - 10%, see Note 9) priority dividend on its free carried interest in the Fekola Mine. This priority dividend is accounted for as an income tax in accordance with IAS 12, Income Taxes.

Total provision for tax disputes recognized are as follows:

	2024	2023
	$	$

Opening balance	10,799	12,950
Additions	—	49
Reductions	(10,799)	(2,200)
Closing balance	—	10,799

During the year ended December 31, 2024, the Company recorded a deferred tax recovery of $3 million (2023 - expense of $30 million) related to future withholding tax expected to be incurred on retained earnings the Company is planning to repatriate from its foreign subsidiaries in the foreseeable future. The Company's foreign subsidiaries continue to accumulate earnings in excess of their expected needs for reinvestment. The deferred tax expense will eventually be a current tax expense as dividends from foreign subsidiaries and the associated withholding taxes are paid.

Deferred tax liabilities of approximately $134 million (2023 – $116 million) have not been recognized on the repatriation of earnings from foreign subsidiaries where the Company controls the timing of the reversal of the temporary differences but it is probable that such differences will not reverse in the foreseeable future.
Total income tax expense attributable to geographical jurisdiction is as follows:

	2024	2023
	$	$

Mali	176,094	186,258
Philippines	55,838	32,658
Namibia	85,828	67,852
Other	(331)	(8,023)
	317,429	278,745

The composition of the Company’s net deferred income tax (liabilities) assets and deferred tax expense (recovery) is as follows:

	Deferred tax (liabilities)/assets		Deferred income tax expense/(recovery)
	As at December 31, 2024	As at December 31, 2023	2024	2023
	$	$	$	$

Operating loss carry-forwards	2,033	9,312	7,279	12,807
Current assets and liabilities	(5,304)	(1,442)	3,862	(5,588)
Mining interests	(150,161)	(152,406)	(2,245)	(54,727)
Mine restoration provisions	15,413	14,504	(909)	10,118
Future withholding tax	(35,849)	(38,548)	(2,699)	29,548
Unrealized gains	—	(10,127)	(10,127)	2,617
Deferred tax charged to equity	—	—	(856)	—
Other	4,130	7,528	3,398	(6,111)
	(169,738)	(171,179)	(2,297)	(11,336)

Represented on the balance sheet as:

	2024	2023
	$	$

Deferred tax asset	—	(16,927)
Deferred tax liability	169,738	188,106
Balance, end of year	169,738	171,179

The Company has the following unrecognized deferred tax assets:

	2024	2023
	$	$

Capital and non-capital tax losses	175,765	230,933
Mining interests and other	153,892	35,190
Mine restoration provisions	10,423	8,984
Long-term debt	2,401	2,775
Current assets	868	1,043
	343,349	278,925

The Company has not recognized potential deferred tax assets of $343 million (2023 - $279 million) as it is not probable that future taxable profits will be available against which the Company can utilize the potential deferred tax assets.
The change for the year in the Company’s net deferred tax liability was as follows:

	2024	2023
	$	$

Balance, beginning of year	171,179	182,515
Deferred income tax recovery charged to statement of operations	(2,297)	(11,336)
Deferred income tax expense charged to equity	856	—
Balance, end of year	169,738	171,179

At December 31, 2024, the Company had non-capital tax losses which are not recognized as deferred tax assets. The Company recognizes the tax benefit of the non-capital tax losses only to the extent of anticipated future taxable income that can be reduced by non-capital tax losses. The gross amount of the non-capital tax losses for which a tax benefit has not been recorded are $577 million (2023 - $637 million) in Canada which expire between 2027 and 2044, and $110 million (2023 - $124 million) in Colombia of which $1 million expires between 2030 and 2035 and $108 million does not expire.

At December 31, 2024 the Company had capital losses in Canada of $9 million which have no expiry date and can be applied against future capital gains. No deferred income tax asset has been recorded with respect to these losses. On March 4, 2024, the Company received Notices of Reassessment relating to the denial of capital losses realized by B2Gold in respect of certain internal reorganizations undertaken in the 2016 taxation year. The reassessments do not result in any income taxes payable but would reduce the Company's net capital loss carry-forward balances and non-capital loss carry-forward balances (due to the deduction of a portion of the capital losses in subsequent taxation years). The Company has disputed the reassessments. Should the Company be successful in its dispute, non-capital losses would increase by $71 million and capital losses would increase by $295 million for which no deferred tax asset has been recognized as at December 31, 2024.

During the year ended December 31, 2024 the Company paid $360 million (2023 - $239 million) of current income tax, withholding and other taxes in cash.

Pillar Two Global Minimum Tax

In June 2024, Canada enacted the Global Minimum Tax Act that was developed within the framework of the OECD’s Pillar Two global minimum tax regime, effective January 1, 2024. As Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which the Company operates, the legislation is effective for the Company's financial year beginning January 1, 2024.

The Company has performed an assessment of its potential exposure to Pillar Two income taxes. This assessment is based on the most recent information available regarding the financial performance of the constituent entities of the consolidated group. Based on the assessment performed, the Company does not expect any material exposure to Pillar Two top-up taxes.